EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly filing of Artfest International, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the period ended March 31, 2009 as filed with theSecurities and Exchange Commission (the "Report"), the undersigned, Eddie Vakser, the Chief Executive Officer of the Company, hereby certifies, pursuant to Section 906 of theSarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2009	By: /s/ Eddie Vakser
Eddie Vakser
Chairman and Chief Executive Officer and Principal Financial Officer